SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         April 3, 1998 (March 25, 1998)
                         ------------------------------
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
                              --------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
                 (State or Other Jurisdiction of Incorporation)


            0-2610                                       87-0227400
            ------                                       ----------
     (Commission File Number)                 (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
                        --------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
                                 --------------
              (Registrant's Telephone Number, including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events.

         On March 25, 1998, Zions Bancorporation ("Zions") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Zions, SBC Acquisition Corp. ("SBC") and Sumitomo Bank of California ("Sumitomo"), pursuant to which SBC, an indirect wholly owned subsidiary of Zions, will merge with and into Sumitomo (the "Merger"). The Merger Agreement and the joint press release issued March 25, 1998 by Zions and Sumitomo regarding the Merger appear as exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits


         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number        Description
-------       -----------

2 Agreement and Plan of Merger, dated as of March 25, 1998, by and among Zions Bancorporation, SBC Acquisition Corp. and Sumitomo Bank of California.

99            Joint Press Release, dated March 25, 1998.


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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 3, 1998

                                        ZIONS BANCORPORATION


                                        By: /s/ Dale M. Gibbons
                                           -----------------------------------
                                           Name:  Dale M. Gibbons
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


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


                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------

2 Agreement and Plan of Merger, dated as of March 25, 1998, by and among Zions Bancorporation, SBC Acquisition Corp. and Sumitomo Bank of California.

99            Joint Press Release, dated March 25, 1998.


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